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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  JUNE 18, 1997
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                                 Date of Report
                        (Date of earliest event reported)


                              ARIS INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


    NEW YORK                     1-4814                     22-1715275
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(State or other               (Commission                  (IRS Employer
jurisdiction of               File Number)               Identification No.)
incorporation)


                   475 FIFTH AVENUE, NEW YORK, NEW YORK 10017
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              (Address of registrant's principal executive offices)


                                 (212) 686-5050
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On June 18, 1997, the Registrant and each of BNY Financial Corporation ("BNY") and AIF-II, L.P. ("AIF-II") entered into amendments whereby the scheduled quarterly interest payments under the Series A Junior Secured Note Agreement dated June 30, 1993 between the Registrant and BNY and the Series B Junior Secured Note Agreement dated June 30, 1993 between the Registrant and AIF-II, originally due on May 5, 1997 (and previously deferred with the consent of BNY and AIF-II until June 18, 1997) were deferred and shall become due on July 18, 1997.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.

10.103. Amendment dated June 18, 1997 to Series A Junior Secured Note Agreement dated as of June 30, 1993 between Registrant and BNY Financial Corporation.

10.104. Amendment dated June 18, 1997 to Series B Junior Secured Note Agreement dated as of June 30, 1993 between Registrant and AIF-II, L.P.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ARIS INDUSTRIES, INC.


                                             By: /s/ Paul Spector
                                                 -------------------------------
                                                 Paul Spector
                                                 Senior Vice President and
                                                 Chief Financial Officer

Date: June 18, 1997